DREYFUS NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this report on Dreyfus New Jersey Intermediate Municipal Bond Fund for the 12-month period ended March 31, 1998. Your Fund produced a total return, including share price changes and dividend income generated, of 8.18%,* and a tax-free distribution rate per share of 4.30%.**
THE ECONOMY
    The United States economy is well on the track to its eighth consecutive year of expansion. Low interest rates, restrained inflation and plentiful jobs have driven measures of consumer confidence to record levels. Personal income has grown strongly over the reporting period and consumer spending, after a sluggish holiday season, has picked up sharply this year. The production side of the economy has remained strong as well, although signs of leveling off were seen early in the year, perhaps due to the economic problems in Asia. The first effects of the Asian economic crisis were felt at the end of last year when after-tax corporate profits fell in the fourth quarter, the first decline since the third quarter of 1996. Balance of Trade figures for January (the latest data available) provided additional evidence that the economic difficulties in Asia may be affecting the U.S. economy.
    The Federal Reserve Board expects that a reduction in demand for U.S. exports will result from turmoil in Asia and dampen our domestic economic growth as a result. Currency devaluations throughout Asia, in turn, have made imports into the United States less expensive. Cheaper imports and waning demand for U.S. exports should place additional downward pressure on domestic prices, helping further to control inflation. The year-long decline in oil prices has also helped. A restrained rate of inflation, in turn, would ease some of the strains on the labor market, and help keep labor costs under control. The upward pressure on wages has been a paramount concern of the Fed because of the risk it poses for rekindling inflation. Wage costs have been rising at about 4% over the reporting period, a rate that has significantly outpaced inflation. New job creation has been strong over the reporting period with the unemployment rate remaining at or near 25-year lows. Yet inflation has stayed tame. The Consumer Price Index has risen 1.6% over the past 12 months and a broader measure of the cost of living, the Gross Domestic Product Price Deflator, has grown at a 1.4% rate over the last two quarters of last year. The Producer Price Index was in outright decline over the reporting period.
    Restrained inflation has kept the Fed from increasing interest rates. The last increase in short-term rates came in March 1997 when the target rate for Federal Funds was raised by one quarter of a percent to 5.5%. (The Federal Funds rate is the rate of interest that banks charge one another for overnight loans.)
    Low interest rates have provided a strong fundamental underpinning for interest rate-sensitive sectors of the economy such as housing. In this case, the Asian crisis has actually proven a stimulus to consumer spending since international bond investors have sought the liquidity safety of U.S. Government securities, causing interest rates to fall. This reduction in borrowing costs has spurred mortgage refinancing, thus giving consumers additional spending power. Mortgage rates have been at levels not seen since the 1960s. The housing market, a critical segment of the economy, has responded accordingly. New housing starts rose to their highest annual level in over ten years, while resale rates of existing homes set records during the reporting period. Overall spending on construction, both residential and commercial, has been solid.
    So far, the economy has remained remarkably robust and inflation-neutral. We are sensitive to the longevity of this extraordinary economic advance and are alert to evidence of a potential reversal in direction or an upsurge in inflation.
MARKET ENVIRONMENT
    We believe that it is still too early to draw any conclusions regarding how much the Asian crisis will impact the U.S. economy. Until a clearer picture emerges from Asia, we believe investors will continue to find fixed-income investments attractive. The still strong and expanding economy would normally be a cause for concern to inflation watchers; however, it is generally believed that the Fed will refrain from taking any interest rate actions that could exacerbate the Asian situation. While the most recent economic and employment data have been indicative of a strengthening economy, inflation remains quiescent.
    The fixed-income markets are now in the middle of what has historically been a time of year when prices weaken. March and April are generally large debt issuance months in all markets. If supply and demand dynamics repeat their past experience, it is expected that bonds will lose some ground temporarily. However, we believe that the current environment supports an outlook for steady monetary policy and well-anchored interest rates. As long as inflation growth remains low and the pace of consumer demand cools somewhat this spring, any setback to bonds should not be prolonged.
PORTFOLIO OVERVIEW
    Over the past year, the number of new bond issues in the State of New Jersey was somewhat limited. This reflects the fact that a large percentage of capital projects in the State have already been financed and most refundings have been completed. The difficulty in finding value in New Jersey issues was further exacerbated by two factors: the yield curve remained extremely flat and the 30-Year U.S. Treasury Bond traded within very narrow price parameters. Our approach, however, was to keep a constant vigil in the secondary market. From time to time, yield spreads widened and we were able to capitalize on a limited supply window. Our objective was to capitalize on these opportunities in the marketplace should they occur.
    Additionally, a small portion of the portfolio's holdings purchased at the Fund's inception in 1992 had moved within three years of their final maturity dates. We found it prudent to liquidate these holdings, book the profit, and reinvest these monies in longer term bonds. From time to time the Fund purchased bonds of the Commonwealth of Puerto Rico and other territories of the United States when yield spreads widened proportionately, and then sold those holdings when spreads tightened. This strategy has been useful and rewarding in managing the Fund, due to the limitations imposed by the low volume of in-state issuance and a flat yield curve.
    As the year progresses, we will continue to seek the highest yield possible within the confines of our investment objectives and the marketplace.
                              Very truly yours,

                      [Richard J. Moynihan signature logo]

                              Richard J. Moynihan
                              Director, Municipal Portfolio Management
                              The Dreyfus Corporation
April 17, 1998
New York, N.Y.
* Total return includes reinvestment of dividends and any capital gains paid. Income is subject to state and local taxes for non-New Jersey residents.
**Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the net asset value per share at the end of the period. Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders

DREYFUS NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND              MARCH 31, 1998
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND AND THE LEHMAN BROTHERS 10-YEAR MUNICIPAL
BOND INDEX
[Exhibit A:
Dollars
$15,233
Lehman Brothers 10-Year Municipal Bond Index*
$14,305


Dreyfus New Jersey Intermediate Municipal
Bond Fund
*Source: Lehman Brothers]
Average Annual Total Returns


    One Year Ended               Five Years Ended          From Inception (6/26/92)
    March 31, 1998                March 31, 1998              to March 31, 1998
 ____________________          ____________________      __________________________
        8.18%                         5.60%                         6.41%


Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Dreyfus New Jersey Intermediate Municipal Bond Fund on 6/26/92 (Inception Date) to a $10,000 investment made in the Lehman Brothers 10-Year Municipal Bond Index on that date. For comparative purposes, the value of the Index on 6/30/92 is used as the beginning value on 6/26/92. All dividends and capital gain distributions are reinvested.
The Fund invests primarily in New Jersey municipal securities and maintains a portfolio with a weighted-average maturity ranging between 3 and 10 years. The Fund's performance shown in the line graph takes into account fees and expenses. Unlike the Fund, the Lehman Brothers 10-Year Municipal Bond Index is an unmanaged total return performance benchmark for the investment-grade, geographically unrestricted 10-year tax exempt bond market, consisting of municipal bonds with maturities of 9-12 years. The Index does not take into account charges, fees and other expenses and is not limited to investments principally in New Jersey municipal obligations. These factors, coupled with the potentially longer maturity of the Index, can contribute to the Index potentially outperforming the Fund. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

DREYFUS NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS                                        MARCH 31, 1998
                                                                                                  Principal
Long-Term Municipal Investments-97.3%                                                               Amount           Value
                                                                                                 _____________   _____________
New Jersey-89.9%
Atlantic County Utilities  Authority, Sewer Revenue, Refunding
    5%, 1/15/2008 (Insured; AMBAC)..........................................                    $    2,580,000  $    2,676,905
Bayshore Regional Sewer Authority, Subordinated Sewer Revenue:
    5.10%, 5/1/2004 (Insured; MBIA).........................................                         1,110,000       1,160,072
    5.30%, 4/1/2008 (Insured; MBIA).........................................                         1,000,000       1,065,510
    5.40%, 4/1/2009 (Insured; MBIA).........................................                         1,000,000       1,065,370
Brick Township Municipal Utilities Authority, Water and Sewer Revenue,
Refunding
    5.10%, 12/1/2009 (Insured; FGIC)........................................                         1,500,000       1,558,725
Burlington County:
    5.20%, 10/1/2009........................................................                         2,000,000       2,064,240
    Refunding 5.35%, 9/15/2003..............................................                         1,000,000       1,046,680
Camden County Improvement Authority, Revenue:
    County Guaranteed Lease:
      5.40%, 12/1/2002......................................................                           855,000         900,238
      5.85%, 10/1/2006 (Insured; MBIA)......................................                         1,000,000       1,095,680
    (Health Services Center) 4.80%, 12/1/2004 (Insured; AMBAC)..............                         1,555,000       1,603,205
Camden County Municipal Utilities Authority, County Agreement Sewer Revenue,
    Refunding:
      5.50%, 7/15/2005 (Insured; FGIC)......................................                         1,000,000       1,071,110
      5%, 7/15/2009 (Insured; FGIC).........................................                         2,000,000       2,055,220
Cherry Hill Township, Sewer and Sewer Assessment 5.30%, 9/1/2002............                         1,370,000       1,435,746
Delaware River and Bay Authority, Revenue 5.10%, 1/1/2009 (Insured; FGIC)...                           815,000         847,192
Dover Township:
    5.80%, 10/15/2001 (Insured; AMBAC)......................................                         1,740,000       1,840,415
    5.90%, 10/15/2002 (Insured; AMBAC)......................................                         1,640,000       1,761,803
Township of East Brunswick, Refunding 4.75%, 4/1/2004.......................                         1,310,000       1,347,859
Essex County Improvement Authority, Revenue:
    (Irvington County School District) 6.10%, 10/1/2001 (Insured; FSA)......                         1,415,000       1,508,772
    Lease, Refunding (County Jail and Youth House Project)
      5%, 12/1/2009 (Insured; AMBAC)........................................                         1,575,000       1,623,526
Gloucester Township, Refunding 5.20%, 7/15/2004 (Insured; AMBAC)............                           795,000         837,143
Hamilton Township:
    General Improvement 5.20%, 9/1/2002 (Insured; FGIC).....................                           600,000         626,238
    Sewer Utility 5.20%, 9/1/2002 (Insured; FGIC)...........................                           450,000         469,678
Highland Park, Water and Sewer Utility:
    6%, 10/15/2003..........................................................                           360,000         386,816
    6%, 10/15/2004..........................................................                           470,000         504,207
Hillside Township 6.60%, 2/15/2007 (Insured; MBIA)..........................                         1,000,000       1,101,910
City of Hoboken Parking Authority, Parking General Revenue, Refunding:
    6.10%, 3/1/2002.........................................................                           375,000         399,049
    6.20%, 3/1/2003.........................................................                           395,000         426,201

DREYFUS NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                           MARCH 31, 1998
                                                                                                  Principal
Long-Term Municipal Investments (continued)                                                         Amount           Value
                                                                                                 _____________   _____________
New Jersey (continued)
Hudson County:
    4.75%, 8/1/2003.........................................................                   $       500,000   $     509,760
    Vocational School Improvement 5.05%, 10/1/2008 (Insured; FSA)...........                         1,010,000       1,054,793
Hudson County Improvement Authority, Solid Waste System Revenue
    6.75%, 1/1/2003.........................................................                         3,000,000       3,104,820
Hunterdon County, General Improvement 4.25%, 12/15/2007.....................                         1,600,000       1,573,680
Jersey City, Water Refunding:
    5.20%, 10/1/2008 (Insured; AMBAC).......................................                         1,565,000       1,649,166
    5.30%, 10/1/2009 (Insured; AMBAC).......................................                         1,295,000       1,364,308
Lacy Municipal Utilities Authority, Water Revenue:
    5.10%, 12/1/2003 (Insured; MBIA)........................................                         1,060,000       1,109,237
    5.20%, 12/1/2004 (Insured; MBIA)........................................                         1,215,000       1,280,610
Long Branch Sewerage Authority, Revenue, Refunding:
    5%, 6/1/2003 (Insured; FGIC)............................................                           610,000         633,369
    5.10%, 6/1/2004 (Insured; FGIC).........................................                           690,000         721,105
Manalapan-Englishtown Regional School District Board of Education (School
Bonds)
    5%, 5/1/2004............................................................                         1,950,000       2,029,735
Mercer County Improvement Authority, Revenue, Refunding:
    (Special Services School District) 5.30%, 12/15/2002....................                           845,000         888,306
    Township Guaranteed (Hamilton Board of Education Lease Project)
      5.70%, 6/1/2002 (Insured; MBIA).......................................                           470,000         498,374
Middlesex County Utilities Authority, Sewer Revenue, Refunding
    5%, 9/15/2008 (Insured; FGIC)...........................................                         1,000,000       1,038,140
Township of Middletown, Refunding 4.90%, 8/1/2004...........................                         1,810,000       1,873,603
Monmouth County 5.10%, 10/1/2010............................................                         2,600,000       2,689,024
Monmouth County Improvement Authority, Revenue, Refunding
    (Correctional Facilities) 5%, 8/1/2009..................................                         1,500,000       1,555,065
City of Newark Board of Education 5.875%, 12/15/2006 (Insured; MBIA)........                         1,755,000       1,926,762
State of New Jersey:
    5.80%, 8/1/2001.........................................................                         2,000,000       2,112,520
    5.90%, 8/1/2002.........................................................                         2,000,000       2,144,260
New Jersey Economic Development Authority:
    District Heating and Cooling Revenue (Trenton-Trigen Project)
      6.10%, 12/1/2004......................................................                         3,375,000       3,637,474
    Economic Growth Revenue:
      4.80%, 10/1/2003 (LOC; National Westminster Bank) (a).................                           640,000         657,894
      5%, 10/1/2005 (LOC; National Westminster Bank) (a)....................                         1,015,000       1,055,194
    Market Transition Facility Revenue 7%, 7/1/2004 (Insured; MBIA).........                         2,275,000       2,606,968
    Waste Paper Recycling (MPMI Inc. Project) 5.75%, 2/1/2004...............                         2,500,000       2,615,275
New Jersey Educational Facilities Authority, Revenue:
    College and University:
      (Institute of Advanced Study) 6.15%, 7/1/2004 (Prerefunded 7/1/2001) (b)                         560,000         599,906

DREYFUS NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                          MARCH 31, 1998
                                                                                                  Principal
Long-Term Municipal Investments (continued)                                                         Amount           Value
                                                                                                 _____________   _____________
New Jersey (continued)
New Jersey Educational Facilities Authority, Revenue (continued):
    College and University (continued):
      Refunding:
          (Princeton Theological):
            4.70%, 7/1/2010.................................................                   $       880,000   $     885,755
            4.80%, 7/1/2011.................................................                           920,000         924,867
            4.875%, 7/1/2012................................................                           965,000         969,497
          (Ramapo College) 5.15%, 7/1/2004 (Insured; MBIA)..................                         1,010,000       1,058,803
      (Rowan College) 5.15%, 7/1/2004 (Insured; MBIA).......................                           825,000         864,864
      (University of Medicine and Dentistry) 5%, 12/1/2004 (Insured; AMBAC).                         5,090,000       5,306,325
    Higher Educational Facilities Trust Fund:
      5.125%, 9/1/2006 (Insured; AMBAC).....................................                         2,775,000       2,915,138
      5.125%, 9/1/2009 (Insured; AMBAC).....................................                         2,000,000       2,077,880
New Jersey Environmental Infrastructure Trust, Waste Water Treatment
    5%, 9/1/2007............................................................                         1,820,000       1,899,097
New Jersey Health Care Facilities Financing Authority, Health Care Revenue:
    (Allegany Health System-Our Lady of Lourdes Medical Center)
      4.80%, 7/1/2005 (Insured; MBIA).......................................                         1,580,000       1,623,703
    (Deborah Heart and Lung Center):
      5.60%, 7/1/2003.......................................................                         1,710,000       1,784,282
      5.80%, 7/1/2004.......................................................                           745,000         782,094
      5.90%, 7/1/2005.......................................................                           790,000         836,413
    (Mountainside Hospital) 5.10%, 7/1/2003 (Insured; MBIA).................                         1,630,000       1,697,596
    Refunding:
      (Atlantic City Medical Center) 6.30%, 7/1/2001........................                         3,365,000       3,573,664
      (Burdette Tomlin Memorial Hospital) 6%, 7/1/2003 (Insured; FGIC)......                         1,665,000       1,784,131
      (Raritan Bay Medical Center) 6.625%, 7/1/2005.........................                         2,800,000       3,002,888
      (Robert Wood Johnson University Center) 5%, 7/1/2008 (Insured; MBIA)..                         1,500,000       1,554,705
      (Saint Joseph's Hospital and Medical Center)
          5.15%, 7/1/2006 (Insured; Connie Lee).............................                         2,555,000       2,668,212
      (West Jersey Health System) 5.45%, 7/1/2002 (Insured; MBIA)...........                         2,160,000       2,271,672
New Jersey Higher Education Assistance Authority, Student Loan Revenue:
    6.80%, 7/1/2000.........................................................                           665,000         693,848
    (NJClass Loan Program) 5.60%, 1/1/2001..................................                           930,000         954,905
New Jersey Highway Authority, Senior Parkway Revenue, Refunding
    (Garden State Parkway):
      5.70%, 1/1/2002.......................................................                           500,000         527,335
      5.90%, 1/1/2004.......................................................                           500,000         536,645
New Jersey Housing and Mortgage Finance Agency, Housing Revenue, Refunding:
    6.20%, 11/1/2004........................................................                         4,000,000       4,258,040
    6.60%, 11/1/2004........................................................                         3,660,000       3,934,939
New Jersey Sports and Exposition Authority, Convention Center Luxury Tax
Revenue
    5.75%, 7/1/2002 (Insured; MBIA).........................................                         2,000,000       2,128,180

DREYFUS NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                        MARCH 31, 1998
                                                                                                 Principal
Long-Term Municipal Investments (continued)                                                        Amount           Value
                                                                                                 _____________   _____________
New Jersey (continued)
New Jersey Transportation Trust Fund Authority, Transportation System:
    5.125%, 6/15/2007 (Insured; AMBAC)......................................                    $    2,500,000  $    2,626,150
    4.875%, 12/15/2008 (Insured; MBIA)......................................                         3,000,000       3,094,560
New Jersey Turnpike Authority, Turnpike Revenue:
    5.70%, 1/1/2001 (Insured; AMBAC)........................................                         1,000,000       1,042,730
    5.80%, 1/1/2002 (Insured; AMBAC)........................................                         2,230,000       2,358,783
New Jersey Wastewater Treatment Trust:
    5.90%, 5/1/2003 (Insured; MBIA).........................................                         1,400,000       1,508,990
    Loan Revenue 6.30%, 7/1/2005............................................                         3,595,000       3,884,649
North Brunswick Township 6.30%, 5/15/2006...................................                         1,860,000       2,040,271
North Hudson Sewer Authority, Sewer Revenue 5.25%, 8/1/2010 (Insured; FGIC) (c)                      3,825,000       3,989,016
North Jersey District Water Supply Commission, Revenue, Refunding...........
    (Wanaque South Project) 5.40%, 7/1/2002 (Insured; MBIA).................                         2,795,000       2,936,315
Northeast Monmouth County Regional Sewer Authority, Sewer Revenue, Refunding
    5%, 11/1/2010 (Insured; MBIA)...........................................                         2,250,000       2,305,688
Ocean City 5%, 4/1/2009 (Insured; FSA)......................................                         1,400,000       1,447,306
Ocean County, General Improvement:
    5.30%, 9/1/2003.........................................................                         2,115,000       2,233,926
    5.125%, 7/1/2004........................................................                         1,000,000       1,047,520
    5.65%, 7/1/2005.........................................................                         1,600,000       1,734,240
Parsippany - Troy Hills Township, Refunding 6%, 4/1/2004....................                         1,630,000       1,781,476
Passaic County Utilities Authority, SWDR, Refunding:
    5%, 3/1/2007............................................................                         1,300,000       1,332,825
    5%, 3/1/2008 ...........................................................                         1,195,000       1,218,816
City of Perth Amboy Board of Education, COP, Lease Purchase Agreement
    (FWB Leasecorp, Inc.) 5.60%, 12/15/2002 (Insured; FSA)..................                         1,265,000       1,345,922
Pinelands Regional Board of Education, Refunding COP, Lease Purchase
Agreement
    (A & R Hunt Enterprises, Inc.) 5.70%, 2/15/2003 (Insured; FSA)..........                           350,000         373,531
Port Authority of New York and New Jersey
    (Consolidated Board 101st Series) 5.25%, 9/15/2006 (Insured; MBIA)......                         1,000,000       1,051,520
Township of Roxbury, Water and Sewer Assessment 5.05%, 8/1/2004 (Insured; AMBAC)......               1,175,000       1,227,981
Rutgers State University, University Revenue, Refunding
    (State University of New Jersey) 6.30%, 5/1/2005........................                         2,900,000       3,168,279
South Jersey Port Corp., Marine Terminal Revenue:
    5.05%, 1/1/2003.........................................................                           835,000         857,077
    5.30%, 1/1/2005.........................................................                           930,000         968,707
    5.40%, 1/1/2006.........................................................                         1,010,000       1,057,844
South Jersey Transportation Authority, Transportation System Revenue
    5.50%, 11/1/2002 (Insured; MBIA)........................................                         2,000,000       2,116,700
South River School District 5%, 12/1/2008 (Insured; FGIC)...................                         1,100,000       1,146,596
Southern Regional High School District 5.50%, 9/1/2011 (Insured; MBIA)......                         1,600,000       1,684,656

DREYFUS NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                       MARCH 31, 1998
                                                                                                  Principal
Long-Term Municipal Investments (continued)                                                         Amount           Value
                                                                                                 _____________   _____________
New Jersey (continued)
Sussex County Municipal Utilities Authority, Wastewater Facilities Revenue,
Refunding
    5%, 12/1/2003 (Insured; MBIA)...........................................                    $    1,755,000  $    1,827,745
Trenton 5.25%, 8/1/2002 (Insured; FGIC).....................................                         1,000,000       1,044,770
Warren County Pollution Control Financing Authority, Landfill Revenue, Refunding
    5.60%, 12/1/2002........................................................                         1,765,000       1,748,674
Washington Township Board of Education 5.10%, 2/1/2007 (Insured; MBIA)......                         3,100,000       3,250,288
West Deptford Township, Refunding 5.20%, 3/1/2011 (Insured; AMBAC)..........                         2,000,000       2,065,960
West Morris Regional High School District Board of Education
    5.875%, 1/15/2004.......................................................                           250,000         271,638
West Windsor Township, General Improvement:
    5.70%, 10/15/2002.......................................................                           600,000         627,732
    5.90%, 10/15/2003.......................................................                           600,000         629,118
West Windsor-Plainsboro Regional Board of Education, Refunding COP,
    Lease Purchase Agreement (Lamington Funding Corp.)
    5.50%, 3/15/2003 (Insured; MBIA)........................................                         1,115,000       1,178,198
Western Monmouth Utilities Authority, Revenue, Refunding
    5.15%, 2/1/2008 (Insured; AMBAC)........................................                         1,000,000       1,048,370
Woodbridge Township:
    5.65%, 8/15/2002........................................................                         1,320,000       1,400,520
    6.20%, 8/15/2007........................................................                         2,000,000       2,167,220
U.S. Related -7.4%
Commonwealth of Puerto Rico, Improvement, Refunding
    5.30%, 7/1/2004 (Insured; MBIA).........................................                         8,000,000       8,469,760
Puerto Rico Electric Power Authority, Electric Power and Light Revenue
    5%, 7/1/2006 (Insured; FSA) (d).........................................                         1,605,000       1,675,427
Puerto Rico Municipal Finance Agency 5.60%, 7/1/2002........................                         2,100,000       2,211,951
Virgin Islands, Subordinated Special Tax
    (Insurance Claims Fund Program/ GO Matching Fund) 5.65%, 10/1/2003......                         2,780,000       2,933,762
Virgin Islands Public Finance Authority, Revenue, Refunding
    (Matching Fund Loan Notes) 7%, 10/1/2002................................                           250,000         275,205
Virgin Islands Water and Power Authority, Water System Revenue 7.20%, 1/1/2002                         300,000         313,494
                                                                                                                 _____________
TOTAL LONG-TERM MUNICIPAL INVESTMENTS
    (cost $199,831,315).....................................................                                      $209,646,242
                                                                                                                 =============

Short-Term Municipal Investments-2.7%


New Jersey-1.8%
Port Authority of New York and New Jersey, Special Obligation Revenue,
Refunding,
    VRDN 3.70% (SBPA; Morgan Guaranty Trust Co.) (e)........................                    $    1,600,000  $    1,600,000
Union County Industrial Pollution Control Financing Authority, PCR,
Refunding, VRDN
    (Exxon Project) 3.65% (e)...............................................                         2,400,000       2,400,000

DREYFUS NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                          MARCH 31, 1998
                                                                                                 Principal
Short-Term Municipal Investments (continued)                                                       Amount           Value
                                                                                                 _____________   _____________
U.S. Related-.9%
Commonwealth of Puerto Rico Government Development Bank, Revenue, Refunding,
    VRDN 3.375% (LOC; Credit Suisse First Boston; Insured; MBIA) (a,e)......                    $    1,900,000  $    1,900,000
                                                                                                                 _____________
TOTAL SHORT-TERM MUNICIPAL INVESTMENTS
    (cost $5,900,000).......................................................                                    $    5,900,000
                                                                                                                 =============
TOTAL INVESTMENTS-100.0%
    (cost $205,731,315).....................................................                                      $215,546,242
                                                                                                                 =============


Summary of Abbreviations
AMBAC         American Municipal Bond Assurance Corporation      MBIA    Municipal Bond Investors Assurance
COP           Certificate of Participation                                   Insurance Corporation
FGIC          Financial Guaranty Insurance Company               PCR     Pollution Control Revenue
FSA           Financial Security Assurance                       SBPA    Standby Bond Purchase Agreement
GO            General Obligation                                 SWDR    Solid Waste Disposal Revenue
LOC           Letter of Credit                                   VRDN    Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)
Fitch (f)              or          Moody's             or         Standard & Poor's          Percentage of Value
______                             ________                       ________________          __________________
AAA                                Aaa                            AAA                               57.6%
AA                                 Aa                             AA                                15.3
A                                  A                              A                                 14.2
BBB                                Baa                            BBB                                5.1
BB                                 Ba                             BB                                  .8
F1                                 Mig1                           SP1                                2.7
Not Rated (g)                      Not Rated (g)                  Not Rated (g)                      4.3
                                                                                                   ______
                                                                                                   100.0%
                                                                                                   ======


Notes to Statement of Investments:
(a) Secured by letters of credit.
(b) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
(c) Held in segregated account as collateral for delayed-delivery security.
(d) Purchased on a delayed-delivery basis.
(e) Security payable upon demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
(f) Fitch currently provides creditworthiness information for a limited number of investments.
(g) Securities which, while not rated by Fitch, Moody's and Standard &Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.

See notes to financial statements.

DREYFUS NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF ASSETS AND LIABILITIES                                                           MARCH 31, 1998
                                                                                              Cost           Value
                                                                                          ____________  ____________
ASSETS:                          Investments in securities-See Statement of Investments         $205,731,315      $215,546,242
                                 Cash.......................................                                           460,233
                                 Interest receivable........................                                         3,081,169
                                 Receivable for shares of Beneficial Interest subscribed                                   150
                                 Prepaid expenses...........................                                            92,339
                                                                                                                 _____________
                                                                                                                   219,180,133
                                                                                                                 _____________

LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                          97,635
                                 Payable for investment securities purchased                                         3,128,063
                                 Payable for shares of Beneficial Interest redeemed                                     43,992
                                 Accrued expenses and other liabilities.....                                            67,635
                                                                                                                 _____________
                                                                                                                     3,337,325
                                                                                                                 _____________

NET ASSETS..................................................................                                      $215,842,808
                                                                                                                 =============

REPRESENTED BY:                  Paid-in capital............................                                      $210,559,500
                                 Accumulated net realized gain (loss) on investments                                (4,531,619)
                                 Accumulated net unrealized appreciation (depreciation)
                                         on investments-Note 4.......................                                9,814,927
                                                                                                                 _____________
NET ASSETS..................................................................                                      $215,842,808
                                                                                                                 =============

SHARES OUTSTANDING
(unlimited number of $.001 par value shares of Beneficial Interest
authorized)                      ...........................................                                        15,611,576

NET ASSET VALUE, offering and redemption price per share-Note 3(d)..........                                            $13.83
                                                                                                                      ========







See notes to financial statements.

DREYFUS NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF OPERATIONS                                                                      YEAR ENDED MARCH 31, 1998
INVESTMENT INCOME
INCOME                           Interest Income......................                                             $11,027,901
EXPENSES:                        Management fee-Note 3(a).............                    $  1,290,972
                                 Shareholder servicing costs-Note 3(b)                         325,280
                                 Professional fees....................                          41,315
                                 Trustees' fees and expenses-Note 3(c)                          23,445
                                 Custodian fees.......................                          21,418
                                 Prospectus and shareholders' reports.                          14,613
                                 Registration fees....................                           2,923
                                 Loan commitment fees-Note 2..........                           1,827
                                 Miscellaneous........................                          27,707
                                                                                          ____________
                                       Total Expenses.................                       1,749,500
                                 Less-reduction in management fee due to
                                 undertaking-Note 3(a)................                         (64,873)
                                                                                          ____________
                                       Net Expenses...................                                               1,684,627
                                                                                                                  ____________
INVESTMENT INCOME-NET.................................................                                               9,343,274
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 4:
                                 Net realized gain (loss) on investments                   $   490,182
                                 Net unrealized appreciation (depreciation)
                                     on investments...................                       7,090,366
                                                                                          ____________
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS................                                               7,580,548
                                                                                                                  ____________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..................                                             $16,923,822
                                                                                                                  ============
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                               Year Ended        Year Ended
                                                                                              March 31, 1998    March 31, 1997
                                                                                              ______________    ______________
OPERATIONS:
    Investment income-net.............................................                        $    9,343,274    $    9,883,642
    Net realized gain (loss) on investments...........................                               490,182           940,342
    Net unrealized appreciation (depreciation) on investments.........                             7,090,366        (2,476,956)
                                                                                               _____________     _____________
      Net Increase (Decrease) in Net Assets Resulting from Operations.                            16,923,822         8,347,028
                                                                                               _____________     _____________
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income-net.............................................                            (9,343,274)       (9,938,876)
                                                                                               _____________     _____________
BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from shares sold.....................................                            28,645,141        40,305,583
    Dividends reinvested..............................................                             7,823,118         8,420,257
    Cost of shares redeemed...........................................                           (44,556,034)      (59,817,875)
                                                                                               _____________     _____________
      Increase (Decrease) in Net Assets from Beneficial Interest Transactions                     (8,087,775)      (11,092,035)

                                                                                               _____________     _____________
          Total Increase (Decrease) in Net Assets.....................                              (507,227)      (12,683,883)
NET ASSETS:
    Beginning of Period...............................................                           216,350,035       229,033,918
                                                                                               _____________     _____________
    End of Period.....................................................                          $215,842,808      $216,350,035
                                                                                               =============     =============
                                                                                                    Shares            Shares
                                                                                               _____________     _____________
CAPITAL SHARE TRANSACTIONS:
    Shares sold ......................................................                             2,087,924         3,006,720
    Shares issued for dividends reinvested............................                               570,892           627,323
    Shares redeemed...................................................                            (3,255,905)       (4,460,526)
                                                                                               _____________     _____________
      Net Increase (Decrease) in Shares Outstanding...................                              (597,089)         (826,483)
                                                                                                =============     =============

SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                 Year Ended March 31,
                                                               ______________________________________________________
PER SHARE DATA:                                                  1998        1997        1996        1995        1994
                                                               ______      ______      ______      ______      ______
    Net asset value, beginning of period ........              $13.35      $13.44      $13.12      $13.08      $13.28
                                                               ______      ______      ______      ______      ______
    Investment Operations:
    Investment income-net........................                 .59         .59         .60         .65         .68
    Net realized and unrealized gain (loss)
      on investments.............................                 .48        (.08)        .32         .04        (.20)
                                                               ______      ______      ______      ______      ______
    Total from Investment Operations.............                1.07         .51         .92         .69         .48
                                                               ______      ______      ______      ______      ______
    Distributions:
    Dividends from investment income-net.........                (.59)       (.60)       (.60)       (.65)       (.68)
                                                               ______      ______      ______      ______      ______
    Net asset value, end of period...............              $13.83      $13.35      $13.44      $13.12      $13.08
                                                               ======      ======      ======      ======      ======
TOTAL INVESTMENT RETURN..........................                8.18%       3.84%       7.09%       5.45%       3.52%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets......        .        .78%        .78%        .72%        .45%        .06%
    Ratio of net investment income
      to average net assets......................                4.34%       4.43%       4.47%       5.02%       4.97%
    Decrease reflected in above expense ratios
      due to undertakings by the Manager.........                 .03%          -         .06%        .45%        .83%
    Portfolio Turnover Rate......................                6.90%      14.60%      13.69%      35.01%       5.99%
    Net Assets, end of period (000's Omitted)....            $215,843    $216,350    $229,034    $221,199    $238,292

See notes to financial statements.

DREYFUS NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus New Jersey Intermediate Municipal Bond Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income exempt from Federal and New Jersey income taxes as is consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares, which are sold to the public without a sales charge.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.
Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $4,422,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to March 31, 1998. If not applied, $1,961,000 of the carryover expires in fiscal 2003 and $2,461,000 expires in fiscal 2004.

DREYFUS NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
NOTE 2-BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended March 31, 1998, the Fund did not borrow under the Facility.
NOTE 3-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Manager had undertaken from April 1, 1997 through March 31,1998 to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate annual expenses, exclusive of taxes, brokerage, interest on borrowings, commitment fees and extraordinary expenses, exceeded an annual rate of .80 of 1% of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $64,873, during the period ended March 31, 1998.
    (B) Under the Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended March 31, 1998, the Fund was charged $180,058 pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended March 31, 1998, the Fund was charged $106,239 pursuant to the transfer agency agreement.
    (C) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $1,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
    (D) A 1% redemption fee is charged and retained by the Fund on certain redemptions of Fund shares (including redemptions through use of the Fund Exchanges service) where the shares being redeemed were issued subsequent to a specified effective date and the redemption or exchange occurs less than fifteen days following the date of issuance. During the period ended March 31, 1998, redemption fees amounted to $108.
NOTE 4-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 1998 amounted to $14,517,445 and $17,873,206, respectively.
    At March 31, 1998, accumulated net unrealized appreciation on investments was $9,814,927, consisting of $9,855,866 gross unrealized appreciation and $40,939 gross unrealized depreciation.
    At March 31, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


DREYFUS NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
Shareholders and Board of Trustees
Dreyfus New Jersey Intermediate Municipal Bond Fund
    We have audited the accompanying statement of assets and liabilities of Dreyfus New Jersey Intermediate Municipal Bond Fund, including the statement of investments, as of March 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 1998 by corresponden ce with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus New Jersey Intermediate Municipal Bond Fund at March 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                                  [ERNST & YOUNG LLP signature logo]

New York, New York
April 30, 1998


DREYFUS NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND
IMPORTANT TAX INFORMATION (UNAUDITED)
    In accordance with Federal tax law, the Fund hereby designates all the dividends paid from investment income-net during its fiscal year ended March 31, 1998 as "exempt-interest dividends" (not generally subject to regular Federal and, for individuals who are New Jersey residents, New Jersey personal income taxes).
    As required by Federal tax law rules, shareholders will receive notification of their portion of the Fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 1998 calendar year on Form 1099-DIV which will be mailed by January 31, 1999.

Registration Mark
[Dreyfus lion "d" logo]
DREYFUS NEW JERSEY INTERMEDIATE
MUNICIPAL BOND FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 WashingtonStreet
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940









Printed in U.S.A.                            751AR983

Registration Mark
[Dreyfus logo]
New Jersey
Intermediate
Municipal
Bond Fund
Annual Report
March 31, 1998